UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

June 30, 2011 (June 29, 2011)

High Plains Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-125068	26-3633813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3601 Southern Dr., Gillette, Wyoming

82718

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (307) 686-5030

n/a

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

On June 29, 2011, High Plains Gas, Inc. (the “Company”) held its annual meeting of shareholders.  At the meeting, the following issues were submitted to a vote:

Election of Directors

Mark D. Hettinger, Joseph Hettinger, Gary Davis, Cordell Fonnesbeck, and Alan R. Smith were nominated to be reelected as the directors of the Company.  Votes were as follows:

For

Withheld

Mark D. Hettinger

133,507,610

3,952

Joseph Hettinger

133,507,560

4,002

Gary Davis

133,507,560

4,002

Cordell Fonnesbeck

133,507,560

4,002

Alan R. Smith

133,507,560

3,987

Ratification of Auditors

The shareholders voted for the ratification of Eide Bailly CPAs as the Company's independent registered public accounting firm.  Votes were as follows:

For

Against

Abstain

143,113,225

2,610

101,396

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

High Plains Gas, Inc.

Date: June 30, 2011

By:

\s\ Brent Cook

Name:

Brent Cook

Title:

Chief Executive Officer

Principal Executive Officer

Date: June 30, 2011

By:

\s\ Joseph Hettinger

Name:

Joseph Hettinger

Title:

Chief Financial Officer and Director

Principal Financial Officer